INCOME AND EXPENSES (Tables)	9 Months Ended
Mar. 31, 2020
INCOME AND EXPENSES [Abstract]
Income and Expenses

	Nine Months Ended March 31, 2020 US$	Nine Months Ended March 31, 2019 US$
Interest income/(expenses)
Interest income	194,838	98,147
Interest expense	(85,883)	-
Total interest income/(expenses)	108,955	98,147

Other income/(expenses)
Net foreign exchange gain	1,123,006	181,550
Other receivables written-off	(63,733)	-
Other	15,588	-
Total other income/(expenses)	1,074,861	181,550